POPE FAMILY OF FUNDS

HALTER POPE USX CHINA FUND

Supplement to Prospectus
Dated December 1, 2006

This Supplement to the Prospectus dated August 29, 2006 for the Halter Pope USX China Fund (“Fund”), a series of the Pope Family of Funds, updates the Prospectus to revise the information as described below. For further information, please contact the Fund toll-free at 1-877-244-6235. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, or by calling the Fund toll-free at the number above.

The “Administration—Custodian” section which begins on page 9 of the Prospectus is being revised to read as follows:

Custodian. Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund’s securities.

The “Purchasing Shares—Bank Wire Purchases” section which begins on page 11 of the Prospectus is being revised to read as follows:

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call 877.244.6235, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

Fifth Third Bank
ABA# 042000314
Acct # 992-04432
For the account of: Halter Pope USX China Fund

The “Management and Administration—Custodian” section which begins on page 22 of the Prospectus is being revised to read as follows:

Custodian. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Investors Should Retain This Supplement for Future Reference